                             LETTER OF TRANSMITTAL

                    TO TENDER SHARES OF CLASS A COMMON STOCK
                                      AND

                    TO TENDER SHARES OF CLASS B COMMON STOCK
                                       OF

                             HELLER FINANCIAL, INC.

           PURSUANT TO THE OFFER TO PURCHASE DATED AUGUST 3, 2001 BY

                             HAWK ACQUISITION CORP.

                          A WHOLLY-OWNED SUBSIDIARY OF

                      GENERAL ELECTRIC CAPITAL CORPORATION
       ------------------------------------------------------------------
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
                NEW YORK CITY TIME, ON THURSDAY, AUGUST 30, 2001,
                          UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                          MELLON INVESTOR SERVICES LLC

        BY MAIL:              BY HAND:            OVERNIGHT:

     Mellon Investor       Mellon Investor      Mellon Investor
      Services LLC          Services LLC         Services LLC
     Reorganization        Reorganization       Reorganization
       Department            Department           Department
      P.O. Box 3301      120 Broadway, 13th   85 Challenger Road
  South Hackensack, NJ          Floor         Mail Stop -- Reorg
          07606          New York, NY 10271   Ridgefield Park, NJ
                                                     07660
                     BY FACSIMILE TRANSMISSION
                 (FOR ELIGIBLE INSTITUTIONS ONLY):
                          (201) 296-4293

                       CONFIRM BY TELEPHONE:
                          (201) 296-4860

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SPECIFIED ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SPECIFIED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

---------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------
                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                             SHARES TENDERED
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                                                       TOTAL NUMBER
                                                                                                        OF CLASS A
                                                                                                          SHARES
                                                                                                   CERREPRESENTED BY
                                                                                                  NUMCERTIFICATE(S)(1)
                                                                                  ------------------------------------

                                                                                  ------------------------------------

                                                                                  ------------------------------------

----------------------------------------------------------------------------------------------------------------------
TOTAL SHARES

----------------------------------------------------------------------------------------------------------------------
(1) Need not be completed by Book-Entry Stockholders.
(2) Unless otherwise indicated, it will be assumed that all Shares represented by Share certificates delivered to the
    Depositary are being tendered hereby. See Instruction 4.

--------------------------------------------------------------------------------  -------------------------------------------------
                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                    SHARES TENDERED
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
--------------------------------------------------------------------------------  -------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                     OF CLASS B
                                                                                       SHARES          NUMBER OF       NUMBER OF
                                                                                   REPRESENTED BY    CLASS A SHARES  CLASS B SHARES
                                                                                  CERTIFICATE(S)(1)   TENDERED(2)     TENDERED(2)
                                                                                  -----------------
                                                                                  -----------------
                                                                                  ------------------------------------   -----------
------
----------------------------------------------------------------------------------------------------------------------
TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------
(1) Need not be completed by Book-Entry Stockholders.
(2) Unless otherwise indicated, it will be assumed that all Shares represented b
    Depositary are being tendered hereby. See Instruction 4.

----------------------------------------------------------------------------------------------------------------------
                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                             SHARES TENDERED
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                                                       TOTAL NUMBER
                                                                                                        OF CLASS A
                                                                                                          SHARES
                                                                                                   CERREPRESENTED BY
                                                                                                  NUMCERTIFICATE(S)(1)
                                                                                  ------------------------------------
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------  -------------------------------------------------
                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                    SHARES TENDERED
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
--------------------------------------------------------------------------------  -------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                     OF CLASS B
                                                                                       SHARES          NUMBER OF       NUMBER OF
                                                                                   REPRESENTED BY    CLASS A SHARES  CLASS B SHARES
                                                                                  CERTIFICATE(S)(1)   TENDERED(2)     TENDERED(2)
                                                                                  -----------------
----------------------------------------------------------------------------------------------------------------------

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS CONTAINED
      IN THIS LETTER OF TRANSMITTAL CAREFULLY.

    This Letter of Transmittal is to be used by stockholders of Heller Financial, Inc. if certificates for Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by Mellon Investor Services LLC, as Depositary (the "Depositary") at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures described in the Offer to Purchase). Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders".

    Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase. See Instruction 2.

    DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution ______________________________________________

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Owner(s) _____________________________________________

    Window Ticket No. (if any) _________________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution which Guaranteed Delivery ______________________________

    If delivered by Book-Entry Transfer, check box: / /

    Name of Tendering Institution ______________________________________________

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

Ladies and Gentlemen:

    The undersigned hereby tenders to Hawk Acquisition Corp., a Delaware corporation ("PURCHASER") and a wholly-owned subsidiary of General Electric Capital Corporation, a Delaware corporation ("GE CAPITAL"), (1) the above-described shares of Class A common stock, par value $0.25 per share (the "CLASS A SHARES"), of Heller Financial, Inc., a Delaware corporation (the "COMPANY"), and (2) the above-described shares of Class B common stock, par value $0.25 per share (the "CLASS B SHARES" and, together with the Class A Shares, the "SHARES") of the Company, pursuant to Purchaser's offer to purchase all outstanding Shares at a price of $53.75 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions contained in the Offer to Purchase, dated August 3, 2001 (the "OFFER TO PURCHASE"), and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "OFFER"). The undersigned understands that Purchaser reserves the right to transfer or assign to GE Capital, GE Capital's ultimate parent company, or any direct or indirect wholly-owned subsidiary of GE Capital or GE Capital's ultimate parent company, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Merger Agreement (as defined below) and will in no way prejudice the rights of the tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

    The Offer is being made pursuant to the Agreement and Plan of Merger, dated as of July 30, 2001 (the "MERGER AGREEMENT"), among GE Capital, Purchaser and the Company.

    Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all the Shares that are being tendered hereby (and any and all non-cash and cash dividends, distributions, rights, stock splits, other Shares or other securities issued or issuable in respect thereof on or after July 30, 2001 (collectively, "DISTRIBUTIONS")), and irrevocably constitutes and appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (2) present such Shares (and any and all Distributions) for transfer on the books of the Company and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

    By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The undersigned understands that Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon

Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

/ /  CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
    BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

    NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR STOLEN CERTIFICATES:

                  CLASS A SHARES ______ CLASS B SHARES ______

------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of someone other than the undersigned, if certificates for Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue check and/or Share certificate(s) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                  (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY
                       NUMBER) (SEE SUBSTITUTE FORM W-9)

      Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account:

  ____________________________________________________________________________
                                (ACCOUNT NUMBER)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

  Mail check and/or Share certificates to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
    (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER) (SEE SUBSTITUTE FORM
                                      W-9)

-----------------------------------------------------

                             IMPORTANT -- SIGN HERE
   (ALSO COMPLETE SUBSTITUTE FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        (Signature(s) of Stockholder(s))

Dated ____________________________________________________________________, 2001

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s) ________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Name of Firm ___________________________________________________________________

 _______________________________________________________________________________

________________________________________________________________________________
                   Capacity (full title): (See Instruction 5)

Address ________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

 _______________________________________________________________________________

Area Code and Telephone Number _________________________________________________

Taxpayer Identification or
Social Security Number _________________________________________________________
                           (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature ___________________________________________________________

Name(s) ________________________________________________________________________
                                 (Please Print)

Title __________________________________________________________________________

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number _________________________________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has (have) completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above or (b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If the Share certificates are registered in the name of a person other than the signer of this Letter of Transmittal or if payment is to be made or Share certificates not tendered or not accepted for payment are to be returned to a person other than the registered holder of the Share certificates tendered, then the tendered Share certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Share certificates, with the signatures on the Share certificates or stock powers guaranteed by an Eligible Institution as provided in this Letter of Transmittal. See Instruction 5.

    2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders of the Company either if Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedure for tender by book-entry transfer set forth in
Section 3 of the Offer to Purchase. In order for Shares to be validly tendered pursuant to the Offer, (a) this Letter of Transmittal (or manually signed facsimile hereof), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message (as defined below) in connection with a book-entry delivery of Shares, and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses specified on the back cover of the Offer to Purchase on or prior to the Expiration Date and either Share certificates representing tendered Shares must be received by the Depositary, or such Shares must be tendered pursuant to the procedure for book-entry transfer described herein and in
Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary, in each case on or prior to the Expiration Date, or
(b) the guaranteed delivery procedures described herein and in Section 3 of the Offer to Purchase must be complied with.

    If a stockholder desires to tender Shares pursuant to the Offer and such stockholder's Share certificates are not immediately available or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date, or the procedures for book-entry transfer cannot be completed on a timely basis, such Shares may nevertheless be tendered if all of the guaranteed delivery procedures described herein and in Section 3 of the Offer to Purchase are duly complied with. Pursuant to such guaranteed delivery procedures: (a) such tender must be made by or through an Eligible Institution;
(b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (c) the Share certificates (or a Book-Entry Confirmation) representing all tendered Shares in proper form for transfer, in each case, together with this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. If Share certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) must accompany each such delivery.

    The term "AGENT'S MESSAGE" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares which are the subject of the Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

    The signatures on this Letter of Transmittal cover the Shares tendered hereby.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES REPRESENTING THE SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the number of Shares tendered and the Share certificate numbers with respect to such Shares and any other required information should be listed on a separate signed schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Share certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the boxes entitled "Number of Class A Shares Tendered" and "Number of Class B Shares Tendered," respectively. In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old Share certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Shares are registered in different names on several Share certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share certificates.

    If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment is to be made to or Share certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes applicable to payment for tendered Shares. If, however, payment of the purchase price of any Shares tendered is to be made to, or if Share certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Share certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or an exemption therefrom, is submitted to the Purchaser.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share certificate(s) listed in this Letter of Transmittal.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares is to be issued in the name of, and/or Share certificates for Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal, or if a check is to be sent, and/or such Share certificates are to be returned to, a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed. Book-Entry Stockholders may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Stockholder may designate herein. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent, the Dealer Manager or to brokers, dealers, commercial banks or trust companies. Such materials will be furnished at Purchaser's expense.

    9. WAIVER OF CONDITIONS. The conditions of the Offer (other than the Minimum Condition, as defined in the Offer to Purchase) may be waived by Purchaser (subject to certain limitations in the Merger Agreement), in whole or in part, at any time or from time to time, in Purchaser's sole discretion.

    10. BACKUP WITHHOLDING. Under the federal income tax laws, the Depositary will be required to withhold on any payments made to certain stockholders pursuant to the Offer at a rate equal to the fourth lowest ordinary income tax rate applicable to unmarried individuals (from August 7, 2001 to December 31, 2001, 30.5%). To prevent backup federal income tax withholding on payments made to certain stockholders with respect to the purchase price of Shares purchased pursuant to the Offer, each such stockholder must provide the Depositary with his or her correct taxpayer identification number ("TIN") on the Substitute Form W-9 included in the Letter of Transmittal and certify, under penalty of perjury, that such TIN is correct and that such stockholder is not subject to backup federal income tax withholding.

    Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

    The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    The tendering stockholder may write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9 if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If "Applied For" is written in Part 1, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that "Applied For" is written in Part 1 and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold on all payments made prior to the time a properly certified TIN is provided to the

Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

    Certain stockholders (including, among others, corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has (have) been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. To expedite replacement, call The Bank of New York, the transfer agent at (800) 524-4458.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

    Under the federal income tax laws, a stockholder whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 included in this Letter of Transmittal. If such stockholder is an individual, the TIN is his or her social security number. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of Part 2 (the Certification box) on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

    Certain stockholders (including, among others, corporations, and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. In order for a noncorporate foreign stockholder to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. Exempt stockholders, other than noncorporate foreign stockholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Depositary is required to withhold on any payments made to the stockholder at a rate equal to the fourth lowest ordinary income tax rate applicable to unmarried individuals (from August 7, 2001 to December 31, 2001, 30.5%). Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

    PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding of federal income tax on payments made to certain stockholders with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form contained herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

    WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in
Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that "Applied For" is written in Part 1 and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amount will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

           PAYER'S NAME: MELLON INVESTOR SERVICES LLC, AS DEPOSITARY

-------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                                   PART 1--PLEASE PROVIDE YOUR TIN             ------------------------
FORM W-9                                     IN THE BOX AT RIGHT AND CERTIFY              SOCIAL SECURITY NUMBER
                                             BY SIGNING AND DATING BELOW.                 (IF AWAITING TIN WRITE
DEPARTMENT OF THE TREASURY                                                                    "APPLIED FOR")
INTERNAL REVENUE SERVICE                                                                            OR
                                                                                         ------------------------
                                                                                      EMPLOYER IDENTIFICATION NUMBER
                                                                                      (IF TAXPAYER AWAITING TIN WRITE
                                                                                              "APPLIED FOR")
                                             ----------------------------------------------------------------------------
                                             PART 2--CERTIFICATE--Under penalties of perjury, I certify that:
                                             (1) The number shown on this form is my correct Taxpayer Identification
                                             Number (or I am waiting for a number to be issued for me), and
                                             (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                                                 Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                             ----------------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER                 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have
IDENTIFICATION NUMBER (TIN)                  been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                             (Also see instructions in the enclosed Guidelines).

                                             SIGNATURE -------------------      DATE ------------------ , 2001

-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
      PART 1 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

                 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, backup withholding will be withheld on all reportable payments made to me thereafter, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number within sixty (60) days.

    SIGNATURE ------------------------    DATE --------- , 2001

--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                          MELLON INVESTOR SERVICES LLC

              BY MAIL:                           BY HAND:                          OVERNIGHT:
    Mellon Investor Services LLC       Mellon Investor Services LLC       Mellon Investor Services LLC
      Reorganization Department          Reorganization Department          Reorganization Department
            P.O. Box 3301                120 Broadway, 13th Floor              85 Challenger Road
     South Hackensack, NJ 07606             New York, NY 10271                 Mail Stop -- Reorg
                                                                            Ridgefield Park, NJ 07660

                           BY FACSIMILE TRANSMISSION
                       (FOR ELIGIBLE INSTITUTIONS ONLY):
                                 (201) 296-4293

                                   CONFIRM BY
                           Telephone: (201) 296-4860

    You may direct questions and requests for assistance to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. You may obtain additional copies of this Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials from the Information Agent as set forth below and they will be furnished promptly at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             [INNISFREE, INC. LOGO]

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                         Call Toll Free: (888) 750-5834
                 Banks and Brokers call collect: (212) 750-5833

                      THE DEALER MANAGER FOR THE OFFER IS:
                                 MORGAN STANLEY

                       Morgan Stanley & Co. Incorporated
                                 1585 Broadway
                            New York, New York 10036
                                 (212) 761-4962